SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 26, 2005

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

FY2006 Annual Incentive Compensation Plans

On May 26, 2005, the Compensation Committee of the Board of Directors of FedEx Corporation established annual incentive cash bonus plans for FedEx’s executive officers for the fiscal year ending May 31, 2006 (“FY2006”).

Chairman, President and Chief Executive Officer

Frederick W. Smith’s FY2006 annual bonus will be determined by the achievement of corporate objectives for consolidated pre-tax income for FY2006.  The Compensation Committee may adjust Mr. Smith’s bonus amount upward or downward based on its consideration of several factors, including: FedEx’s stock price performance relative to the Standard & Poor’s 500 Composite Index, the Dow Jones Transportation Average and the Dow Jones Industrial Average; FedEx’s revenue and operating income growth relative to competitors; FedEx’s cash flow; FedEx’s U.S. revenue market share; FedEx’s reputation rankings by various publications and surveys; and the Compensation Committee’s assessment of the quality and effectiveness of Mr. Smith’s leadership during FY2006.  None of these factors will be given any particular weight by the Compensation Committee in determining whether to adjust Mr. Smith’s bonus amount.  Mr. Smith’s annual bonus target for FY2006 is 130% of his base salary, with a maximum payout of 300% of his base salary.

Taking into account these objectives and factors, the Compensation Committee will recommend to the independent members of the Board of Directors an annual bonus for FY2006 that, when combined with Mr. Smith’s base salary, has a 75th percentile target for total annual salary and bonus for chief executive officers in executive compensation surveys utilized by the Compensation Committee.

The independent members of the Board, upon the recommendation of the Compensation Committee, approved the FY2006 annual bonus plan for Mr. Smith on May 27, 2005.

Non-CEO Executive Officers

FedEx Corporation executive vice presidents will participate in the annual incentive cash bonus plan for headquarters employees.  Under this plan, the annual bonus target for each executive is 90% of his or her base salary, with a maximum payout of 240% of base salary.  A threshold payout of up to 30% of the target bonus is based on the achievement of individual objectives to be established at the beginning of the fiscal year for each executive.  Mr. Smith will determine the achievement of each executive’s individual objectives at the conclusion of FY2006.  The balance of the bonus payout is based on FedEx’s consolidated pre-tax income for FY2006 and ranges, on a sliding scale, from a threshold amount if the plan’s pre-established consolidated pre-tax income objectives are minimally achieved up to a maximum amount if such financial performance goals are substantially exceeded.

Each of the presidents of FedEx Express, FedEx Ground, FedEx Freight and FedEx Kinko’s will participate in the annual incentive cash bonus plan sponsored by his respective company.  The target annual bonus for the president of FedEx Express is 100% of his base salary, with a maximum payout of 240% of his base salary.  The target annual bonus for the president of each of FedEx Ground, FedEx Freight and FedEx Kinko’s is 80% of base salary, with a maximum payout of 240% of base salary.  A threshold payout of up to 30% of the target bonus is based on the achievement of individual objectives to be established at the beginning of the fiscal year for each executive.  Mr. Smith will determine the achievement of each executive’s individual objectives at the conclusion of FY2006.  The balance of the payout under each of the plans is based on each respective subsidiary’s operating income and FedEx’s consolidated pre-tax income for FY2006 and ranges, on a sliding scale, from a threshold amount if the plan’s pre-established subsidiary operating income and FedEx’s consolidated pre-tax income objectives are minimally achieved up to a maximum amount if such financial performance goals are substantially exceeded.

Total annual salary and bonus for these executive officers for FY2006 (assuming achievement of all individual and corporate objectives as described above) is targeted at the 75th percentile of total annual salary and bonus for comparable positions in the comparison surveys utilized by the Compensation Committee.

FY2006 – FY2008 Long-Term Incentive Plan

On May 26, 2005, the Compensation Committee established a long-term performance bonus plan to provide a long-term cash bonus opportunity to members of upper management, including executive officers, at the conclusion of FedEx’s fiscal year ending May 31, 2008 (“FY2008”) if FedEx achieves an aggregate earnings-per-share goal established by the Compensation Committee with respect to the three-fiscal-year period 2006 through 2008.  No amounts can be earned for the FY2006 – FY2008 plan until 2008 because achievement of the earnings-per-share goal can only be determined following the conclusion of FY2008.

The following table sets forth estimates of the possible future payouts to each of FedEx’s named executive officers other than Kenneth R. Masterson, who retired as FedEx’s Executive Vice President, General Counsel and Secretary effective June 1, 2005.  Each of the officers listed below, together with Mr. Masterson, were named executive officers for purposes of FedEx’s 2004 proxy statement and are expected to keep such status for the 2005 proxy statement, which FedEx expects to file in August 2005.

		Estimated Future Payouts
Name and	Performance	Threshold	Target	Maximum
Current Position	Period	($)	($)	($)

Frederick W. Smith
Chairman, President and Chief Executive Officer	FY2006 – FY2008	625,000	2,500,000	3,750,000

David J. Bronczek
President and Chief Executive Officer – FedEx Express	FY2006 – FY2008	250,000	1,000,000	1,500,000

Alan B. Graf, Jr.
Executive Vice President and Chief Financial Officer	FY2006 – FY2008	187,500	750,000	1,125,000

T. Michael Glenn
Executive Vice President, Market Development and Corporate Communications	FY2006 – FY2008	187,500	750,000	1,125,000

The estimated individual future payouts set forth in the table above are set dollar amounts ranging from threshold amounts, if the earnings-per-share goal achieved is less than target, up to maximum amounts, if the plan goal is substantially exceeded.  There can be no assurance that the estimated future payouts shown in this table will be achieved.

The full Board of Directors (and the independent members of the Board with respect to Mr. Smith), upon the recommendation of the Compensation Committee, approved the FY2006 – FY2008 long-term incentive plan on May 27, 2005.

FY2006 Stock Option and Restricted Stock Grants

On June 1, 2005, the named executive officers, other than Mr. Masterson, were granted stock option and restricted stock awards as follows:

	Number of	Number of Shares
Name	Stock Options	of Restricted Stock

F.W. Smith	250,000	0

D.J. Bronczek	45,900	7,901

A.B. Graf, Jr.	34,425	6,145

T.M. Glenn	34,425	6,145

The stock options granted to the named executive officers have an exercise price of $89.70 and vest ratably in four annual installments beginning on the first anniversary of the grant date.  The restrictions on the restricted shares awarded to the named executive officers lapse ratably in four annual installments beginning on the first anniversary of the grant date.  In addition, each named executive officer will receive a tax reimbursement payment related to his restricted stock award.

Consulting Agreement with Kenneth R. Masterson

Kenneth R. Masterson retired as FedEx’s Executive Vice President, General Counsel and Secretary effective June 1, 2005.  FedEx has entered into a consulting agreement with Mr. Masterson, which was approved by the Compensation Committee on May 26, 2005.  The following summary of the terms and conditions of the consulting agreement with Mr. Masterson is qualified in its entirety by reference to the text of the consulting agreement, a copy of which is attached to this report as Exhibit 99.4.

Term.  The term of the agreement begins on June 1, 2005 and ends on May 31, 2007.  The term automatically renews for additional one-year periods unless either party gives written notice that the term will not be extended.  Such notice must be given no less than 30 days prior to the expiration of the current term of the agreement.  In any event, the agreement will terminate upon Mr. Masterson’s death or permanent disability.

Services Provided.  Mr. Masterson will provide consulting services with respect to government affairs, security and other matters as identified by the Chairman, President and Chief Executive Officer or the Executive Vice President and General Counsel.  Mr. Masterson will have the title of “Senior Advisor” and he will remain a commissioned officer of the FedEx Air Carrier Police.

Payment for Services.  As consideration for his services, Mr. Masterson will receive during the term of the agreement the following:

•                       Two season tickets and parking passes at FedExForum for Memphis Grizzlies regular season and playoff games

•                       Access to corporate suites at FedExForum and FedExField

•                       Security services on a basis comparable to such services now provided to him and to those provided to FedEx executive management

•                       Computer and communications equipment, systems and support on a basis similar to that provided to FedEx executive management, and the transfer to him of the computer and communications equipment currently in his possession

•                       Access to FedEx email on a basis consistent with that afforded to FedEx executive management

•                       Financial counseling and tax preparation services on a basis comparable to such services provided to FedEx executive management

In addition, during the term of the agreement:

•                       FedEx will make available to Mr. Masterson reasonable administrative assistance in connection with his performance of consulting services

•                       FedEx will make available to Mr. Masterson office space and equipment in Memphis and Washington, D.C. in connection with his performance of consulting services

•                       FedEx will make corporate aircraft available to Mr. Masterson in connection with his performance of consulting services on terms consistent with use by FedEx executive management

•                       Mr. Masterson will retain the passenger airlines travel cards he currently uses so long as such cards are available to FedEx, and the terms and conditions of such cards will be consistent with the terms and conditions of similar cards provided to FedEx executive management

Mr. Masterson will receive a tax reimbursement payment from FedEx for any income taxes relating to the consideration and benefits provided under the consulting agreement.  FedEx will be responsible for the payment of any sales, use, excise or similar transaction taxes applicable to Mr. Masterson’s services or any transfers made pursuant to the consulting agreement.

In addition, Mr. Masterson will be reimbursed for reasonable and necessary out-of-pocket expenses incurred in the performance of his consulting services.

Indemnification.  FedEx will indemnify Mr. Masterson, in a manner consistent with FedEx’s indemnification practices for executive management, from any liabilities, losses or suits related to his performance of services.  Mr. Masterson agrees to perform the services in accordance with all applicable laws.

In connection with his retirement, FedEx also transferred a corporate golf club membership to Mr. Masterson.  The value of this membership was $65,000, which will be reported as income to Mr. Masterson.  In addition, FedEx gave Mr. Masterson a John Deere tractor as a retirement gift.  The value of the tractor was $28,347, which will be reported as income to Mr. Masterson.  FedEx will make a tax reimbursement payment to Mr. Masterson in connection with each of these items.

Mr. Masterson’s Management Retention Agreement was terminated effective June 1, 2005 in accordance with the terms of the agreement.

MRA with Christine P. Richards

Christine P. Richards has succeeded Mr. Masterson as FedEx’s Executive Vice President, General Counsel and Secretary.  On June 1, 2005, FedEx entered into a Management Retention Agreement with Ms. Richards.  The MRA with Ms. Richards is in the same form as the MRA with each of FedEx’s other executive officers, the terms and conditions of which are described in Item 5 of FedEx’s Quarterly Report on Form 10-Q for the quarter ended November 30, 2004.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit
Number	Description

99.1	FedEx Corporation Incentive Stock Plan, as amended (filed as Appendix B to FedEx Corporation’s FY2004 definitive proxy statement, Commission File No. 1-15829, and incorporated herein by reference).

99.2

Form of Stock Option Agreement pursuant to the FedEx Corporation Incentive Stock Plan, as amended (filed as Exhibit 4.4 to FedEx Corporation’s Registration Statement No. 333-111399 on Form S-8, and incorporated herein by reference).

99.3

Form of Restricted Stock Agreement pursuant to the FedEx Corporation Incentive Stock Plan, as amended (filed as Exhibit 4.5 to FedEx Corporation’s Registration Statement No. 333-111399 on Form S-8, and incorporated herein by reference).

*99.4	Consulting Agreement, dated June 1, 2005, between Kenneth R. Masterson and FedEx Corporation.

99.5

Form of Management Retention Agreement with FedEx Corporation Executive Officers (filed as Exhibit 10.2 to FedEx Corporation’s FY2005 Second Quarter Report on Form 10-Q, and incorporated herein by reference).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: June 2, 2005	By:	/s/ John L. Merino
John L. Merino
Corporate Vice President and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	FedEx Corporation Incentive Stock Plan, as amended (filed as Appendix B to FedEx Corporation’s FY2004 definitive proxy statement, Commission File No. 1-15829, and incorporated herein by reference).

99.2

Form of Stock Option Agreement pursuant to the FedEx Corporation Incentive Stock Plan, as amended (filed as Exhibit 4.4 to FedEx Corporation’s Registration Statement No. 333-111399 on Form S-8, and incorporated herein by reference).

99.3

Form of Restricted Stock Agreement pursuant to the FedEx Corporation Incentive Stock Plan, as amended (filed as Exhibit 4.5 to FedEx Corporation’s Registration Statement No. 333-111399 on Form S-8, and incorporated herein by reference).

*99.4	Consulting Agreement, dated June 1, 2005, between Kenneth R. Masterson and FedEx Corporation.

99.5

Form of Management Retention Agreement with FedEx Corporation Executive Officers (filed as Exhibit 10.2 to FedEx Corporation’s FY2005 Second Quarter Report on Form 10-Q, and incorporated herein by reference).

* Filed herewith.

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